Exhibit 10.17



                                    CONTRACT

This contract between Dr. Robert M. Oliver ("Oliver") and Fair, Isaac and Company, Incorporated, is entered into in the light of the following facts:

       1. Oliver possesses knowledge and skills important to Fair, Isaac and Company, Incorporated.

       2. Fair, Isaac and Company, Incorporated, wishes to make use of this knowledge and these skills by engaging Oliver as a consultant from time to time.

It is agreed between the parties as follows:

       1. For general consulting services, Oliver will be compensated at the rate of One Hundred Dollars per hour.

       2. For specific projects the consulting rate may be different, or a fixed price for a completed project may be agreed upon.

       3. Tasks will be undertaken at the request of the President of the Company who may delegate the authority to request consulting services from Oliver in specific cases. Tasks will be undertaken only after a task statement is produced, which shall be in the form of an agreement, in writing, on the nature and scope of the task, as well as the hourly rate or the fixed price, as the case may be. Task statements are effective only if signed by Oliver and the President or the individual to whom authority has been delegated.

       4. Invoices will be submitted quarterly, unless a different schedule is agreed on in the task statement. These invoices shall be due and payable on receipt by Fair, Isaac and Company, Inc.

       5.  The term of this agreement shall be six months.

       6.  This agreement shall go into effect as of January 1, 1995.

       7. It is understood that this contract requires the approval of the disinterested directors of the Company and that unless further specifically approved by said Directors the amount to be paid to Oliver hereunder shall not exceed $50,000.

For Fair, Isaac and Company, Incorporated


Larry E. Rosenberger                                 Robert M. Oliver
---------------------------------------              ---------------------
Larry E. Rosenberger, President                      Robert M. Oliver

Date: May 31, 1995                                   Date: June 1, 1995
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


                                    CONTRACT

This contract between Dr. Robert M. Oliver ("Oliver") and Fair, Isaac and Company, Incorporated, is entered into in the light of the following facts:

       1. Oliver possesses knowledge and skills important to Fair, Isaac and Company, Incorporated.

       2. Fair, Isaac and Company, Incorporated, wishes to make use of this knowledge and these skills by engaging Oliver as a consultant from time to time.

It is agreed between the parties as follows:

       1. For general consulting services, Oliver will be compensated at the rate of One Hundred Dollars per hour.


       2. For specific projects the consulting rate may be different, or a fixed price for a completed project may be agreed upon.

       3. Tasks will be undertaken at the request of the President of the Company who may delegate the authority to request consulting services from Oliver in specific cases. Tasks will be undertaken only after a task statement is produced, which shall be in the form of an agreement, in writing, on the nature and scope of the task, as well as the hourly rate or the fixed price, as the case may be. Task statements are effective only if signed by Oliver and the President or the individual to whom authority has been delegated.

       4. Invoices will be submitted quarterly, unless a different schedule is agreed on in the task statement. These invoices shall be due and payable on receipt by Fair, Isaac and Company, Inc.

       5.  The term of this agreement shall be six months.

       6.  This agreement shall go into effect as of July 1, 1995.

       7. It is understood that this contract requires the approval of the disinterested directors of the Company and that unless further specifically approved by said Directors the amount to be paid to Oliver hereunder shall not exceed $60,000.

For Fair, Isaac and Company, Incorporated


Larry E. Rosenberger                                 Robert M. Oliver
---------------------------------------              ----------------------
Larry E. Rosenberger, President                      Robert M. Oliver

Date:  October 12, 1995                              Date: October 12, 1995
       --------------------------------              ----------------------